EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Avanir Pharmaceuticals, Inc (the “Company”) on Form 10-K for the fiscal year ended September 30, 2013 (the “Report”), I, Christine G. Ocampo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 10, 2013	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance
[Principal Financial Officer]